                                DEPOSITORS FUND
                                OF BOSTON, INC.

                              PERFORMANCE RESULTS+
-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                       (STANDARDIZED SEC PERFORMANCE DATA
                    FOR THE PERIODS ENDED OCTOBER 31, 1996)

                                                           Adjusted
                                             Total            Total
                                            Return           Return*
-------------------------------------------------------------------------------
               One year                      29.0%           29.1%
-------------------------------------------------------------------------------
               Five years                    14.4%           14.4%
-------------------------------------------------------------------------------
               Ten years                     13.7%           13.8%
-------------------------------------------------------------------------------
               Life of Fund (4/26/65)         9.7%            9.9%
-------------------------------------------------------------------------------

                            CUMULATIVE TOTAL RETURN
                                  LIFE OF FUND
                             (4/26/65 TO 10/31/96)
-------------------------------------------------------------------------------
               Depositors Fund                           1,874.6%
-------------------------------------------------------------------------------
               Dow Jones Industrial Average              2,307.0%
-------------------------------------------------------------------------------
               Standard & Poor's 500                     2,489.9%
-------------------------------------------------------------------------------

+Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Dow Jones Industrial Average and the Standard & Poor's 500 are unmanaged lists of common stocks.

This report must be preceded or accompanied by a prospectus which contains more complete information on the Fund including its distribution plan, sales charges and expenses. Please read the prospectus carefully before investing.

*These total return figures have been adjusted to reflect the Fund's election to retain its long-term capital gain during the period and to pay the federal tax thereon on behalf of shareholders. SEC standardized total return figures treat such payments as an expense of the Fund while the adjusted figures treat such payments as a distribution to shareholders (who receive a tax credit in the amount of the allocable share of the taxes paid by the Fund).

                                     [LOGO]

                                  EATON VANCE
                              The Boston Tradition
                             Funds offered through
                         Eaton Vance Distributors, Inc.
                 24 Federal Street, Boston, Massachusetts 02110
                                                                           12/96


                                DEPOSITORS FUND
                                   OF BOSTON


                                 An Eaton Vance
                                 Exchange Fund


                                 Annual Report
                                October 31, 1996

                       ---------------------------------
                                TO SHAREHOLDERS

AT A SPECIAL MEETING OF STOCKHOLDERS HELD ON MARCH 15, 1996, STOCKHOLDERS OF DEPOSITORS FUND OF BOSTON, INC. VOTED TO ADOPT SEVERAL IMPORTANT CHANGES IN THE FUND'S OPERATIONS THAT HAD BEEN RECOMMENDED BY THE FUND'S BOARD OF DIRECTORS. As a result, the investment objective and certain investment restrictions of the Fund have been revised. The Fund has also adopted the Hub-and-Spoke(R) mutual fund structure and is pursuing its investment objective by investing in the Tax-Managed Growth Portfolio (the "Portfolio"), a separate open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. Adopting the Hub-and-Spoke(R) structure and investing through the Portfolio enables the Fund to consolidate its assets on a tax-free basis with other similar funds and to participate in a larger, more diversified and potentially more attractive investment portfolio. As of October 31, 1996, net assets of the Portfolio totalled $936.8 million. In connection with the adoption of the Hub-and-Spoke(R) structure, the fiscal year of the Fund has been changed to coincide with the October 31 fiscal year of the Portfolio.


  ------------------------------------------------------------------------------

  DEPOSITORS FUND OF BOSTON, INC. HAD A TOTAL RETURN OF 12.5% FOR THE FISCAL PERIOD FROM MARCH 31, 1996, TO OCTOBER 31, 1996.

DURING THE FISCAL PERIOD FROM MARCH 31, 1996 TO OCTOBER 31, 1996, THE FUND HAD A TOTAL RETURN OF 12.5%. This return resulted from an increase in the net asset value to $142.02 per share from $126.69 per share and the reinvestment of $0.50 in dividend income. By comparison, the total return of the S&P 500 Index, an unmanaged index of large capitalization stocks traded in the U.S., was 10.7% during the same period.*

----------------
*It is not possible to invest directly in this index.

[Photo of Landon T. Clay]

AFTER CORRECTING IN JULY, THE STOCK MARKET'S RECOVERY HAS BEEN LED BY THE TYPE OF BLUE CHIP GROWTH STOCKS IN WHICH THIS PORTFOLIO INVESTS. The stock market's correction brought the Dow Jones Industrial Average down 11%, and the smaller capitalization Nasdaq Index down almost 20%. Beginning in August, the market has recovered to attain new highs. The total return of the Dow Jones Industrial Average between August 1, 1996 and October 31, 1996 was almost 10%. This recovery among the larger, well-known stocks, indicates that as the market continues into record territory, investors are seeking higher quality, less speculative investments.

  ------------------------------------------------------------------------------

  "THROUGHOUT ITS 31-YEAR HISTORY, DEPOSITORS FUND OF BOSTON, INC. HAS BEEN MANAGED FOR THE LONG-TERM AND WITH CONSIDERATION TO STOCKHOLDER TAXES AND AFTER-TAX RETURNS."

MANAGEMENT HAS TAKEN ADVANTAGE OF SHORT-TERM PRICE DECLINES TO ADD HOLDINGS IN SOLID COMPANIES WITH LONG-TERM GROWTH PROSPECTS. Duracell and Boeing are good examples of well-positioned companies whose stock prices had declined on short-term earnings disappointments. In the case of Duracell, the company is being acquired by Gillette in a stock transaction, giving shareholders the benefit of a significant increase in value with no tax consequence. The Portfolio's management continues to seek out such opportunities to build positions in high-quality growth companies. We believe that in the long run, a company's stock price should appreciate along with its earnings progress.

THROUGHOUT ITS 31-YEAR HISTORY, DEPOSITORS FUND OF BOSTON, INC. HAS BEEN MANAGED FOR THE LONG-TERM AND WITH CONSIDERATION TO STOCKHOLDER TAXES AND AFTER-TAX RETURNS. This begins with investing in high-quality growth stocks and staying with them for a sustained period of years.

-------------------------------------------------------------------------------

  A FUND THAT INVESTS SECURITIES IN THE PORTFOLIO HAS THE RIGHT TO RECEIVE THOSE SECURITIES TO MEET ITS REDEMPTIONS.


IT IS IMPORTANT TO NOTE THAT A FUND THAT INVESTS SECURITIES IN THE PORTFOLIO HAS THE RIGHT TO RECEIVE THOSE SECURITIES TO MEET ITS REDEMPTIONS, IF THOSE SECURITIES ARE AT THAT TIME HELD IN THE PORTFOLIO. Moreover, those securities will not be distributed to any other redeeming fund until they have been held in the Portfolio for at least five years. This policy reduces flexibility in selecting particular securities used to meet in-kind redemptions, but the Trustees of the Portfolio believe that this potential disadvantage is outweighed by the potential advantages derived from attracting contributions of securities to the Portfolio that would not be made in the absence of this policy.

                                   Sincerely,


                               /s/ Landon T. Clay

                                 LANDON T. CLAY
                                   President
                               November 26, 1996

-------------------------------------------------------------------------------
Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks including possible loss of principal invested.
-------------------------------------------------------------------------------

                       ---------------------------------
                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                               October 31, 1996
------------------------------------------------------------------------------
ASSETS:
  Investment in Tax-Managed Growth Portfolio (Portfolio), at
    value (Note 1A) (Identified cost, $13,337,664)               $86,680,181
LIABILITIES:
  Payable to affiliate --
    Directors' fees (Note 4)                             $  139
  Accrued expenses                                        6,832
                                                         ------
      Total liabilities                                                6,971
                                                                 -----------
NET ASSETS for 610,281 shares of capital stock outstanding       $86,673,210
                                                                 ===========
SOURCES OF NET ASSETS:
  Accumulated undistributed net realized gain on
    investment transactions (computed on the basis of
    identified cost), less the excess of cost of
    capital stock redeemed over proceeds from sales of
    capital stock (including shares issued to
    shareholders electing to receive payment of
    distributions in capital stock)                              $19,028,051
  Undistributed net investment income                                 16,732
  Unrealized appreciation of investments from Portfolio
    (computed on the basis of identified cost)                    73,342,517
  Federal tax on undistributed net realized long-term
    capital gain, paid on behalf of shareholders (Note 1C)        (5,714,090)
                                                                 -----------
      Total                                                      $86,673,210
                                                                 ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($86,673,210 / 610,281 shares of capital stock outstanding)      $142.02
                                                                   =======

                       See notes to financial statements

                           STATEMENT OF OPERATIONS
    --------------------------------------------------------------------------
                                                PERIOD ENDED       YEAR ENDED
                                              OCTOBER 31, 1996*   MARCH 31, 1996
                                              -----------------   --------------
INVESTMENT INCOME (NOTE 1B):
  Income --
    Dividend income allocated from Portfolio
      (net of foreign taxes withheld, $3,589)     $  692,918       $    --
    Dividends (net of foreign taxes withheld,
      $14,287)                                       --              1,168,655
    Interest income allocated from Portfolio          73,247            --
    Interest                                         --                 60,166
    Expenses allocated from Portfolio               (314,257)           --
                                                  ----------       -----------
        Total investment income                   $  451,908       $ 1,228,821
                                                  ----------       -----------
  Expenses --
    Investment adviser fee (Note 4)               $  --            $   429,804
    Compensation of Directors not members of the
      Administrator's or Investment
      Adviser's organization (Note 4)                  2,237             6,239
    Custodian fees                                     6,406            36,171
    Transfer and dividend disbursing agent fees        9,781            15,000
    Legal and accounting services                     23,944            30,419
    Printing and postage                              16,244            21,336
    Miscellaneous                                      3,523             5,861
                                                  ----------       -----------
        Total expenses                            $   62,135       $   544,830
                                                  ----------       -----------
          Net investment income                   $  389,773       $   683,991
                                                  ----------       -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments, computed on
    the basis of identified cost                  $  --            $ 2,038,041
  Net realized gain from Portfolio, computed on
    the basis of identified cost                     629,155            --
                                                  ----------       -----------
    Net realized gain ($(236,337) and $290,967
      net gain (loss), respectively as computed
      for federal income tax purposes)            $  629,155       $ 2,038,041
  Change in unrealized appreciation of
    investments                                    8,670,872        17,574,443
                                                  ----------       -----------
        Net realized and unrealized gain on
          investments                             $9,300,027       $19,612,484
                                                  ----------       -----------
          Net increase in net assets from
            operations                            $9,689,800       $20,296,475
                                                  ==========       ===========
*For the seven month period ended October 31, 1996 (Note 5).

                       See notes to financial statements

                     STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                      PERIOD ENDED     YEAR ENDED MARCH 31,
                                      OCTOBER 31,   -------------------------
                                         1996*          1996          1995
                                      -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income             $   389,773   $   683,991   $   710,576
    Net realized gain on investments      629,155     2,038,041     3,624,776
    Increase in unrealized
      appreciation of investments       8,670,872    17,574,443     4,423,113
                                      -----------   -----------   -----------
      Net increase in net assets
        from operations               $ 9,689,800   $20,296,475   $ 8,758,465
  Distributions to shareholders --
    From net investment income           (306,045)     (680,309)     (703,364)
  Provision for federal tax on
    undistributed net realized long-
    term gain (Note 1C)                     --          (49,408)        --
  Net decrease from capital stock
    transactions (Note 2)                (718,154)   (1,809,982)   (2,839,262)
                                      -----------   -----------   -----------
      Net increase in net assets      $ 8,665,601   $17,756,776   $ 5,215,839
NET ASSETS:
  At beginning of period               78,007,609    60,250,833    55,034,994
                                      -----------   -----------   -----------
  At end of period (including
    undistributed (distributions in
    excess of) net investment income
    of $16,732, ($66,996), and
    ($70,678), respectively)          $86,673,210   $78,007,609   $60,250,833
                                      ===========   ===========   ===========
*For the seven month period ended October 31, 1996 (Note 5).

                       See notes to financial statements

                                                        FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

                                               PERIOD ENDED                              YEAR ENDED MARCH 31,
                                                OCTOBER 31,   ---------------------------------------------------------------------
                                                   1996*            1996           1995          1994          1993          1992
                                                   -----            ----           ----          ----          ----          ----
NET ASSET VALUE, beginning of period             $126.690          $ 95.160       $82.660       $86.990       $82.070       $72.750
                                                 --------          --------       -------       -------       -------       -------
  INCOME FROM OPERATIONS:
    Net investment income                        $  0.636          $  1.103       $ 1.095       $ 0.920       $ 0.958       $ 1.061
    Net realized and unrealized gain (loss) on
      investments                                  15.194            31.607        12.495        (4.330)        4.962         9.399
                                                 --------          --------       -------       -------       -------       -------
      Total income (loss) from operations        $ 15.830          $ 32.710       $13.590       $(3.410)      $ 5.920       $10.460
                                                 --------          --------       -------       -------       -------       -------
  LESS DISTRIBUTIONS:
    From net investment income                   $ (0.500)         $ (1.100)      $(1.090)      $(0.920)      $(0.958)      $(1.064)
    From paid-in capital                              --            --            --            --             (0.042)       (0.076)
                                                 --------          --------       -------       -------       -------       -------
      Total distributions                        $ (0.500)         $ (1.100)      $(1.090)      $(0.920)$     $(1.000)      $(1.140)
                                                 --------          --------       -------       -------       -------       -------
  PROVISION FOR FEDERAL TAX ON UNDISTRIBUTED
    NET REALIZED LONG-TERM GAIN (NOTE 1C)        $    --           $ (0.080)      $   --        $   --        $   --        $   --
                                                 --------          --------       -------       -------       -------       -------
NET ASSET VALUE, end of period                   $142.020          $126.690       $95.160       $82.660       $86.990       $82.070
                                                 ========          ========       =======       =======       =======       =======
TOTAL RETURN(1)                                    12.52%            34.55%        16.56%        (3.94%)        7.31%        14.47%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)        $ 86,673          $ 78,008       $60,251       $55,035       $62,127       $63,824
  Ratio of expenses to average net assets(2)        0.79%+            0.79%         0.83%         0.81%         0.82%         0.83%
  Ratio of net investment income to average net
    assets                                          0.82%+            0.99%         1.27%         1.09%         1.13%         1.38%
PORTFOLIO TURNOVER**                                  --                 2%            0%            5%            2%            5%

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non- annualized basis.
(2) Includes the Fund's share of Tax-Managed Growth Portfolio's allocated expenses for the period from April 1, 1996, to October 31,
    1996.
  * For the seven month period ended October 31, 1996 (Note 5).
 ** Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the
    Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
  + Annualized.

                       ---------------------------------
                         NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
Depositors Fund of Boston, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Fund invests all of its investable assets in interests in the Tax-Managed Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (9.3% at October 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION -- Valuation of the securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, dividend income was recorded on the ex-dividend date.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders each year all of its taxable income from dividends, interest and net realized short-term capital gain. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover of $236,337 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2004. The Fund generally designates as undistributed any taxable net realized long-term gain (but reserves the right to distribute such gain in any year) and pays the federal tax thereon on behalf of shareholders. Provision for such tax is recorded on the Fund's records on the last business day of the Fund's fiscal year because the Internal Revenue Code provides that such tax is allocated among shareholders of record on that date.

D. OTHER -- Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

E. DISTRIBUTIONS -- Generally accepted accounting principles require that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

F. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Prior to November 10, 1995, IBT was an affiliate of Eaton Vance Management (see Note 4). Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reflected as a reduction of operating expenses on the Statements of Operations.

------------------------------------------------------------------------------
(2) CAPITAL STOCK
At October 31, 1996, there were 5,860,670 shares of $1.00 par value capital stock authorized. Transactions in capital stock were as follows:

                                          PERIOD ENDED             YEAR ENDED              YEAR ENDED
                                        OCTOBER 31, 1996         MARCH 31, 1996          MARCH 31, 1995
                                     ----------------------  ----------------------  ----------------------
                                      SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
                                     ---------  -----------  --------  ------------  --------  ------------
Redemptions                           (5,798)   $(763,771)  (18,265)  $(1,908,220)  (33,818)  $(2,937,924)
Issued to shareholders electing to
  receive payment of dividends in
  capital stock                          338       45,617       869        98,238     1,118        98,662
                                      ------    ---------   -------   -----------   -------   -----------
    Net decrease                      (5,460)   $(718,154)  (17,396)  $(1,809,982)  (32,700)  $(2,839,262)
                                      ======    =========   =======   ===========   =======   ===========

------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
On April 1, 1996, the Fund transferred net assets with a value of $78,068,793 (substantially all its investable assets), including unrealized appreciation of $64,671,645 to the Portfolio in exchange for an interest in the Portfolio. Decreases in the Fund's investment in the Portfolio aggregated $1,140,547 for the period ended October 31, 1996. In addition, investments were distributed in payment for capital stock redeemed, resulting in realized capital gains for book purposes of $896,812.

------------------------------------------------------------------------------
(4) TRANSACTIONS WITH AFFILIATES
Prior to April 1, 1996 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance Management (EVM) as its investment adviser. The investment adviser fee was earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee was computed at the monthly rate of 5/96 of 1% ( 5/8 of 1% annually) of the Fund's average monthly net assets. Since April 1, 1996, EVM has served only as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to directors of the Fund who are not members of EVM's organization, officers and directors receive remuneration for their services to the Fund out of such investment adviser fee.

------------------------------------------------------------------------------
(5) CHANGE IN FISCAL YEAR
The Fund changed its fiscal year end from March 31, to October 31, effective April 1, 1996.

                         INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
DEPOSITORS FUND OF BOSTON, INC.:

We have audited the accompanying statement of assets and liabilities of Depositors Fund of Boston, Inc. as of October 31, 1996, and the related statements of operations for the seven months then ended and the year ended March 31, 1996, the statements of changes in net assets for the seven months ended October 31, 1996 and the years ended March 31, 1996 and 1995, and the financial highlights for the seven months ended October 31, 1996 and for each of the years in the five-year period ended March 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Depositors Fund of Boston, Inc. at October 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                              DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
NOVEMBER 29, 1996

                        --------------------------------
                          TAX-MANAGED GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1996

--------------------------------------------------------------------------
                            COMMON STOCKS - 97.9%
--------------------------------------------------------------------------
NAME OF COMPANY                                SHARES            VALUE
--------------------------------------------------------------------------
ADVERTISING - 0.5%
Interpublic Group of Cos., Inc.                 106,000       $  5,141,000
                                                              ------------
AEROSPACE & DEFENSE - 2.1%
Boeing Co.                                       90,370       $  8,619,039
Raytheon Co.                                    226,544         11,157,292
                                                              ------------
                                                              $ 19,776,331
                                                              ------------
BANKS - 1.0%
BankAmerica Corp.                                20,812       $  1,904,298
Citicorp                                         40,000          3,960,000
First Chicago NBD Corp.                          43,007          2,193,353
Wells Fargo & Co.                                 4,265          1,139,288
                                                              ------------
                                                              $  9,196,939
                                                              ------------
BEVERAGES - 6.4%
Anheuser-Busch Cos., Inc.                       210,260       $  8,095,010
Coca-Cola Co.                                   478,208         24,149,504
PepsiCo, Inc.                                   900,682         26,682,704
                                                              ------------
                                                              $ 58,927,218
                                                              ------------
BROADCAST & CABLE - 0.1%
Cox Communications Inc., Class A*                93,319       $  1,726,402
                                                              ------------

BUILDING MATERIALS - 0.3%
Masco Corp.                                      55,540       $  1,742,567
Stanley Works                                    40,490          1,143,843
                                                              ------------
                                                              $  2,886,410
                                                              ------------
BUSINESS SERVICES - 2.3%
Automatic Data Processing Inc.                  211,040       $  8,784,540
Ecolab Inc.                                     132,620          4,840,630
Electronic Data Systems Corp.                   110,000          4,950,000
Manpower Inc.                                   110,000          3,121,250
                                                              ------------
                                                              $ 21,696,420
                                                              ------------
CHEMICALS - 2.5%
Bayer AG Sponsored ADR                           40,000       $  1,512,548
Dow Chemical Co.                                 25,248          1,963,032
DuPont (E.I.) de Nemours & Co., Inc.             44,800          4,155,200
Monsanto Co.                                    396,680         15,718,445
                                                              ------------
                                                              $ 23,349,225
                                                              ------------
COMMUNICATIONS EQUIPMENT - 2.0%
Ericsson (L.M.) Telephone Co.                    66,000       $  1,823,250
Nokia Corp.                                     280,000         12,985,000
Northern Telecom Ltd.                            55,870          3,638,534
                                                              ------------
                                                              $ 18,446,784
                                                              ------------
COMPUTER SOFTWARE - 1.1%
Microsoft Corp.*                                 20,000       $  2,745,000
Oracle Systems Corp.*                           180,000          7,616,250
                                                              ------------
                                                              $ 10,361,250
                                                              ------------
COMPUTER & BUSINESS EQUIPMENT - 5.1%
Bay Networks, Inc.*                             200,000       $  4,050,000
Cisco Systems, Inc.*                             75,000          4,640,624
Digital Equipment Corp.*                         41,620          1,227,790
Hewlett-Packard Co.                             481,928         21,265,073
Imation Corp.*                                    2,628             71,942
International Business Machines Corp.            67,921          8,761,809
Xerox Corp.                                     160,000          7,420,000
                                                              ------------
                                                              $ 47,437,238
                                                              ------------
CONTAINERS & PACKAGING - 0.5%
Crown Cork & Seal Co., Inc.                     100,000       $  4,800,000
                                                              ------------

DISTRIBUTION - 0.5%
Super Valu Stores Inc.                           51,506       $  1,532,304
Sysco Corp.                                     107,760          3,663,840
                                                              ------------
                                                              $  5,196,144
                                                              ------------
DRUGS - 10.0%
Astra AB-Series A                               420,000       $ 19,321,973
Astra AB-ADR Series B                            60,000          2,741,994
Bristol-Myers Squibb Co.                         56,860          6,012,945
Elan Corp., PLC (ADRs)*                         300,000          8,325,000
Genentech, Inc.*                                 34,000          1,831,750
Merck & Co., Inc.                               239,075         17,721,434
Pfizer Inc.                                     290,752         24,059,728
Schering-Plough Corp.                           128,120          8,199,680
Smithkline Beecham PLC                           37,520          2,349,690
Warner-Lambert Co.                               51,644          3,285,850
                                                              ------------
                                                              $ 93,850,044
                                                              ------------
ELECTRIC UTILITIES - 0.1%
Citizen's Utilities Co., Class A*                55,411       $    602,595
                                                              ------------

ELECTRICAL EQUIPMENT - 2.0%
AMP Inc.                                        112,460       $  3,809,582
Emerson Electric Co.                             75,474          6,717,186
General Electric Co.                             74,114          7,170,530
Lincoln Electric Co.                             19,700            546,675
Lincoln Electric Co. Class A                     19,700            541,750
                                                              ------------
                                                              $ 18,785,723
                                                              ------------
ELECTRICAL - SEMICONDUCTORS - 6.5%
Intel Corp.                                     505,796       $ 55,574,335
Texas Instruments Inc.                           84,390          4,061,269
                                                              ------------
                                                              $ 59,635,604
                                                              ------------
ENGINEERING & CONSTRUCTION - 0.1%
Gilbert Associates Inc. Class A                  78,125       $  1,015,625
                                                              ------------

ENTERTAINMENT - 0.2%
Disney (Walt) Co.                                29,000       $  1,910,375
                                                              ------------

ENVIRONMENTAL SERVICES - 0.3%
WMX Technologies, Inc.                           77,930       $  2,678,844
                                                              ------------

FINANCIAL - MISCELLANEOUS - 2.1%
American Express Co.                             56,798       $  2,669,506
Federal National Mortgage Association           303,820         11,886,958
MGIC Investment Corp.                            75,000          5,146,875
                                                              ------------
                                                              $ 19,703,339
                                                              ------------
FOOD - 1.6%
Pioneer Hi-Bred International, Inc.              87,000       $  5,839,875
Earthgrains Co.                                   4,204            222,812
McCormick & Co., Inc., Non-voting               375,208          9,051,893
                                                              ------------
                                                              $ 15,114,580
                                                              ------------
HEALTH SERVICES - 0.7%
Columbia/HCA Healthcare Corp.                   180,000       $  6,435,000
Medpartners, Inc.*                               17,696            373,828
                                                              ------------
                                                              $  6,808,828
                                                              ------------
HOUSEHOLD PRODUCTS - 3.5%
Colgate-Palmolive Co.                            21,826       $  2,007,991
Duracell International Inc.                     100,000          6,675,000
Kimberly-Clark Corp.                             57,310          5,344,158
Procter & Gamble Co.                            170,800         16,909,200
Rubbermaid Inc.                                  78,920          1,834,890
                                                              ------------
                                                              $ 32,771,239
                                                              ------------
INDUSTRIAL EQUIPMENT - 3.0%
Dover Corp.                                     164,580       $  8,455,297
General Signal Corp.                             68,600          2,795,450
Goulds Pumps, Inc.                              110,539          2,556,214
Illinois Tool Works Inc.                         10,000            702,500
Parker-Hannifin Corp.                            76,099          2,882,250
Tecumseh Products Co. Class A                   167,090          9,398,813
Tecumseh Products Co. Class B                    18,320            980,120
                                                              ------------
                                                              $ 27,770,644
                                                              ------------
INFORMATION SERVICES - 3.3%
Dun & Bradstreet Corp.                          137,006       $  7,929,222
Reuters Holdings PLC, ADR                       310,090         23,062,944
                                                              ------------
                                                              $ 30,992,166
                                                              ------------
INSURANCE - 7.4%
American International Group, Inc.              206,633       $ 22,445,510
Chubb Corp.                                     101,050          5,052,500
General Re Corp.                                112,446         16,557,671
Highlands Insurance Group*                        5,070            100,133
Kansas City Life Insurance Co.                   35,400          1,982,400
Marsh & McLennan Cos., Inc.                      62,172          6,473,660
Progressive Corp. (The)                          50,000          3,437,500
Providian Corp.                                  46,794          2,199,318
Provident Companies Inc.                         18,789            697,542
Seafield Capital Corp.                           35,960          1,269,838
St. Paul Cos., Inc.                             130,280          7,083,975
Torchmark Corp.                                  31,425          1,520,184
                                                              ------------
                                                              $ 68,820,231
                                                              ------------
MEDICAL PRODUCTS - 6.6%
Abbott Laboratories                              80,000       $  4,050,000
Bausch & Lomb Inc.                              145,574          4,913,121
Baxter International, Inc.                      170,828          7,110,716
Boston Scientific Corp.*                        255,000         13,865,625
Johnson & Johnson                               449,040         22,115,220
Medtronic, Inc.                                  72,000          4,635,000
Sofamor Danek Group, Inc.*                      173,000          4,757,500
                                                              ------------
                                                              $ 61,447,182
                                                              ------------
METALS - 0.6%
Inco Ltd.                                       124,000       $  3,937,000
Nucor Corp.                                      40,000          1,895,000
                                                              ------------
                                                              $  5,832,000
                                                              ------------
NATURAL GAS UTILITIES - 0.4%
Enron Oil & Gas Co.                             100,000       $  2,575,000
Sonat, Inc.                                      27,200          1,339,600
                                                              ------------
                                                              $  3,914,600
                                                              ------------
OIL & GAS - EXPLORATION & PRODUCTION - 2.2%
Anadarko Petroleum Corp.                        161,000       $ 10,243,625
Apache Corp.                                     66,440          2,358,626
Louisiana Land & Exploration Corp.               25,000          1,421,875
Triton Energy Ltd.*                             100,000          4,462,500
Union Pacific Resources Group, Inc.              79,796          2,194,386
                                                              ------------
                                                              $ 20,681,012
                                                              ------------
OIL & GAS - EQUIPMENT & SERVICES - 2.5%
Baker Hughes, Inc.                               39,234       $  1,397,711
Dresser Industries, Inc.                         79,800          2,623,425
Halliburton Co.                                  50,700          2,870,888
Schlumberger Ltd.                               168,393         16,691,956
                                                              ------------
                                                              $ 23,583,980
                                                              ------------
OIL & GAS - INTEGRATED - 3.1%
Amoco Corp.                                      47,928       $  3,630,546
Atlantic Richfield Co.                           20,883          2,766,998
Chevron Corp.                                    55,600          3,655,700
Exxon Corp.                                     100,704          8,924,892
Mobil Corp.                                      74,333          8,678,378
Murphy Oil Corp.                                 29,700          1,466,437
                                                              ------------
                                                              $ 29,122,951
                                                              ------------
PAPER & FOREST PRODUCTS - 1.0%
Allegiance Corp.*                                22,661       $    424,894
Champion International Corp.                     41,484          1,804,554
Union Camp Corp.                                 80,309          3,915,064
Weyerhaeuser Co.                                 61,630          2,827,276
                                                              ------------
                                                              $  8,971,788
                                                              ------------
PHOTOGRAPHY - 1.0%
Eastman Kodak Co.                               122,181       $  9,743,935
                                                              ------------

PRINTING & BUSINESS FORMS - 1.1%
American Business Products Inc. GA              146,497       $  3,259,558
Bowne & Co. Inc.                                 91,770          2,145,124
Deluxe Corp.                                     57,150          1,864,519
Donnelley, (R.R.) & Sons Co.                     47,896          1,454,841
Harland, (John H.) Co.                           51,540          1,604,183
Moore Corp., Ltd.                                19,075            386,268
                                                              ------------
                                                              $ 10,714,493
                                                              ------------
PUBLISHING - 2.7%
Gannett Co., Inc.                               130,450       $  9,897,894
Harcourt General, Inc.                           90,000          4,477,500
Houghton Mifflin Co.                             63,700          3,161,113
McGraw-Hill Inc.                                 25,608          1,200,375
Times Mirror Co. Class A                        151,670          7,014,737
                                                              ------------
                                                              $ 25,751,619
                                                              ------------
RESTAURANTS - 0.7%
McDonald's Corp.                                143,100       $  6,350,063
                                                              ------------
RETAIL - GENERAL - 0.8%
Wal-Mart Stores, Inc.                           274,390       $  7,305,634
                                                              ------------
RETAIL - FOOD & DRUG - 0.6%
Albertson's, Inc.                               156,048       $  5,364,150
                                                              ------------

RETAIL - SPECIALTY & APPAREL - 2.5%
Home Depot, Inc. (The)                          255,000       $ 13,961,250
Toys 'R' Us, Inc.*                              287,075          9,724,666
                                                              ------------
                                                              $ 23,685,916
                                                              ------------
SPECIALTY - CHEMICALS & MATERIALS - 6.1%
Corning Inc.                                    100,000       $  3,875,000
Dexter Corp.                                     47,829          1,482,697
Dionex Corp.*                                   181,070          6,925,928
Great Lakes Chemical Corp.                       68,720          3,582,030
International Flavors & Fragrances, Inc.        148,101          6,127,679
International Specialty Products Inc.*           59,000            641,625
Loctite Corp.                                   177,167         10,386,415
Memtec Ltd. Sponsored ADR                        77,500          2,644,688
Millipore Corp.                                 151,440          5,300,400
Minnesota Mining & Manufacturing Co.             26,288          2,014,318
Nalco Chemical Co.                              196,020          7,130,228
Sealed Air Corp.*                               180,000          6,997,500
                                                              ------------
                                                              $ 57,108,508
                                                              ------------
TOBACCO - 0.0%
Schweitzer-Mauduit International Inc.             5,731       $    176,228
                                                              ------------
TRANSPORTATION - 0.8%
CSX Corp.                                        15,270       $    658,519
Flightsafety International, Ltd.                 35,000          1,728,125
Union Pacific Corp.                              94,210          5,287,536
                                                              ------------
                                                              $  7,674,180
                                                              ------------
    TOTAL COMMON STOCKS
      (IDENTIFIED COST, $237,105,867)                         $916,829,437
                                                              ------------
--------------------------------------------------------------------------
                        SHORT-TERM OBLIGATIONS - 2.1%
--------------------------------------------------------------------------
NAME OF COMPANY                            FACE AMOUNT         VALUE
--------------------------------------------------------------------------
Ford Motor Credit Company,
  5.35%, due 11/6/96                         $10,000,000      $  9,992,570
Prudential Funding Corporation,
  5.60%, due 11/1/96                           9,626,000         9,626,000
                                                              ------------
TOTAL SHORT-TERM OBLIGATIONS,
  AT AMORTIZED COST                                           $ 19,618,570
                                                              ------------
TOTAL INVESTMENTS (IDENTIFIED COST,
  $256,724,437) - 100%                                        $936,448,007
OTHER ASSETS, LESS LIABILITIES - 0.0%                              351,563
                                                              ------------
NET ASSETS - 100%                                             $936,799,570
                                                              ============
*Non-income producing security.

                      See notes to financial statements

                        --------------------------------
                              FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------
                               October 31, 1996
----------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
    $256,724,437)                                               $936,448,007
  Cash                                                                30,274
  Receivable for investments sold                                    504,059
  Dividends receivable                                               572,932
  Deferred organization expenses (Note 1C)                             8,879
  Other assets                                                        64,669
                                                                ------------
      Total assets                                              $937,628,820
LIABILITIES:
  Payable for investments purchased                   $798,425
  Payable to affiliate --
    Trustees' fees (Note 2)                              1,406
  Accrued expenses                                      29,419
                                                      --------
      Total liabilities                                              829,250
                                                                ------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO       $936,799,570
                                                                ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
    withdrawals                                                 $257,075,830
  Unrealized appreciation of investments (computed
    on the basis of identified cost)                             679,723,740
                                                                ------------
      Total                                                     $936,799,570
                                                                ============

                      See notes to financial statements

                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the period from the start of business, December 1, 1995, to October 31, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Income --
    Dividends (net of foreign withholding taxes of $25,573)         $ 4,931,924
    Interest                                                            442,263
                                                                    -----------
        Total income                                                $ 5,374,187
  Expenses --
    Investment adviser fee (Note 2)                 $ 2,116,576
    Compensation of Trustees not members of the
      Investment Adviser's organization (Note 2)          9,500
    Custodian fee                                       125,097
    Legal and accounting services                         1,200
    Amortization of organization expenses (Note 1C)       2,007
    Miscellaneous                                        15,099
                                                    -----------
        Total expenses                                                2,269,479
                                                                    -----------
          Net investment income                                     $ 3,104,708

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments, computed on
    the basis of identified cost                    $ 9,582,500
  Unrealized appreciation of investments             70,637,961
                                                    -----------
        Net realized and unrealized gain on
          investments                                                80,220,461
                                                                    -----------
          Net increase in net assets from operations                $83,325,169
                                                                    ===========

                      See notes to financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the period from the start of business, December 1, 1995, to October 31, 1996
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
  From operations --
    Net investment income                                        $  3,104,708
    Net realized gain on investments                                9,582,500
    Unrealized appreciation of investments                         70,637,961
                                                                 ------------
      Net increase in net assets from operations                 $ 83,325,169
                                                                 ------------
  Capital transactions --
    Contributions                                                $871,076,582
    Withdrawals                                                   (17,702,191)
                                                                 ------------
      Increase in net assets from capital transactions           $853,374,391
                                                                 ------------
        Total increase in net assets                             $936,699,560

NET ASSETS:
  At beginning of period                                              100,010
                                                                 ------------
  At end of period                                               $936,799,570
                                                                 ============




--------------------------------------------------------------------------------
                              SUPPLEMENTARY DATA
--------------------------------------------------------------------------------
For the period from the start of business, December 1, 1995, to October 31, 1996
--------------------------------------------------------------------------------
RATIOS (AS A PERCENTAGE OF NET ASSETS):
  Expenses                                                               0.66%+
  Net investment income                                                  0.91%+
PORTFOLIO TURNOVER                                                          6%
AVERAGE COMMISSION RATE PAID(1)                                        $0.0585
  + Annualized.
(1) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.

                      See notes to financial statements

                        --------------------------------
                         NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
Tax-Managed Growth Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 1, 1995, seeks to provide long-term after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on December 1, 1995, with the acquisition of investments with a value of $115,586,248, including unrealized appreciation of $96,618,064, in exchange for an interest in the Portfolio by one of the Portfolio's investors. During the period, additional investors contributed securities with a value of $639,241,121, including unrealized appreciation of $512,467,715. The following is a summary of the significant accounting policies followed by the Portfolio in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME TAXES -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

C. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization, are being amortized on the straight-line basis over five years.

D. FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

F. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

-------------------------------------------------------------------------------
(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee of 5/96 of 1% (0.625% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the period from the start of business, December 1, 1995, to October 31, 1996 the adviser fee was 0.618% of the Portfolio's average net assets (annualized). Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended October 31, 1996, no significant amounts have been deferred. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations.

-------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than short-term obligations, aggregated $119,106,410 and $20,535,675, respectively.

-------------------------------------------------------------------------------
(4) FEDERAL INCOME TAX BASIS OF INVESTMENT
The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $256,724,437
                                                                   ============
Gross unrealized appreciation                                      $682,343,179
Gross unrealized depreciation                                         2,619,609
                                                                   ------------
  Net unrealized appreciation                                      $679,723,570
                                                                   ============

-------------------------------------------------------------------------------
(5) FINANCIAL INSTRUMENTS
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

  The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  The Portfolio did not have any open obligations under these financial instruments at October 31, 1996.

-------------------------------------------------------------------------------
(6) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or an amount above either the bank's adjusted certificate of deposit rate, a Eurodollar rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the average daily amount of the unused portion of the facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

                         INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF
TAX-MANAGED GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Tax-Managed Growth Portfolio as of October 31, 1996, the related statements of operations, changes in net assets, and the supplementary data for the period from the start of business, December 1, 1995, to October 31, 1996. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of October 31, 1996, the results of its operations, the changes in its net assets and its supplementary data for the period from the start of business, December 1, 1995, to October 31, 1996, in conformity with generally accepted accounting principles.

                                                     DELOITTE & TOUCHE LLP
BOSTON, MASSACHUSETTS
NOVEMBER 29, 1996

                               -----------------------------
                                   INVESTMENT MANAGEMENT

DEPOSITORS FUND        OFFICERS AND STAFF           INDEPENDENT TRUSTEES
OF BOSTON, INC.
24 Federal Street      LANDON T. CLAY               DONALD R. DWIGHT
Boston, MA 02110       President, Director          President, Dwight Partners, Inc.
                                                    Chairman, Newspapers of New England, Inc.
                       JAMES B. HAWKES
                       Vice President               SAMUEL L. HAYES, III
                                                    Jacob H. Schiff Professor of
                       JAMES L. O'CONNOR            Investment Banking, Harvard University
                       Treasurer                    Graduate School of Business Administration

                       THOMAS OTIS                  NORTON H. REAMER
                       Clerk                        President and Director, United Asset
                                                    Management Corporation

                                                    JOHN L. THORNDIKE
                                                    Director, Fiduciary Company Incorporated

                                                    JACK L. TREYNOR
                                                    Investment Adviser and Consultant

                       -----------------------------------------------------------------------

TAX-MANAGED            OFFICERS                     INDEPENDENT TRUSTEES
GROWTH PORTFOLIO
24 Federal Street      LANDON T. CLAY               DONALD R. DWIGHT
Boston, MA 02110       President, Trustee           President, Dwight Partners, Inc.
                                                    Chairman, Newspapers of New England, Inc.
                       JAMES B. HAWKES
                       Vice President               SAMUEL L. HAYES, III
                                                    Jacob H. Schiff Professor of
                       DUNCAN W. RICHARDON          Investment Banking, Harvard University
                       Vice President and           Graduate School of Business Administration
                       Portfolio Manager
                                                    NORTON H. REAMER
                       JAMES L. O'CONNOR            President and Director, United Asset
                       Treasurer                    Management Corporation

                       THOMAS OTIS                  JOHN L. THORNDIKE
                       Secretary                    Director, Fiduciary Company Incorporated

                                                    JACK L. TREYNOR
                                                    Investment Adviser and Consultant

INVESTMENT ADVISER OF TAX-MANAGED GROWTH PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF DEPOSITORS FUND OF BOSTON, INC.
Eaton Vance Management
24 Federal Street
Boston, MA 02110

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AND DIVIDEND DISBURSING AGENT
First Data Investor Services Group
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110